UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain     Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2023, Laurie A. Sneve, Chief Accounting Officer of Retail Opportunity Investments Corp. (the “Company”) notified the Company that she will be retiring and intends to resign, effective May 10, 2023.

In conjunction with Ms. Sneve’s retirement, effective May 11, 2023, the Company has appointed Lauren N. Silveira as Vice President and Chief Accounting Officer of the Company.

Lauren N. Silveira, 41, has served as the Company’s Corporate Controller and Director of Financial Reporting since joining the Company in April 2013. In this role, Ms. Silveira has been responsible for overseeing both internal and external SEC financial reporting as well as all corporate accounting functions. In addition, she has worked with multiple departments to perform research and provide guidance on the accounting and reporting implications of potential investment opportunities as well as debt and equity transactions. Prior to joining the Company, Ms. Silveira served as SEC Reporting Manager at Nuvasive, Inc., a publicly traded medical device company. Prior to that, she worked at KPMG from 2004 to 2011 where she served clients throughout San Diego. Ms. Silveira received a Bachelor of Science in Accounting from the University of San Diego. She is a California-licensed Certified Public Accountant and an active member of the American Institute of Certified Public Accountants.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2023	RETAIL OPPORTUNITY INVESTMENTS CORP.
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer